Assets Held for Sale	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
Assets held for sale	Assets Held for Sale
Assets held for sale of $24,229 as of December 31, 2023 represent the carrying value of the vessel Pedhoulas Cherry of $23,808 plus $421 being the value of bunkers and lubricants onboard on the same date. A Memorandum of Agreement (“MoA”) was entered into with an unrelated third party on November 27, 2023, for her sale at a price of $26,625, which was consummated in February 2024 on delivery of the vessel to her new buyers. The Company, in the context of its plan to gradually renew its fleet by selling certain of its older vessels, in November 2023, determined to dispose of this vessel and commenced seeking interested buyers. At that time, the Company concluded that the vessel met all the criteria for an asset held for sale classification, and ceased her depreciation. As of December 31, 2024, no vessels were held for sale.